UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2011
Date of Report (Date of earliest event reported)

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	27-1885936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue, Suite 401 New York, New York 10018	10018
(Address of principal executive offices)	(Zip Code)

(212) 560-5195
Registrant’s telephone number, including area code

545 Eighth Avenue, Suite 401
New York, New York 10018
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

Item 2.01 Completion of Acquisition or Disposition of Assets

Having finalized the full Audit of both Renfro Energy LLC and Cameron Parish Pipelines LLC; the Acquisition previously announced by the Company in its 8K of September 13th, 2011, is now completed. A full copy of the Audit report of both entities is attached hereto as Exhibits A and B.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Per the Agreements between the companies, Fox Petroleum is obligated to Renfro Energy LLC, and Cameron Parish Pipelines LLC, of Texas for $300,000.00  The terms are cash only, no common, preferred or any other type of security.  The Company is arranging full payment to be made within sixty days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

/s/ William Lieberman
DATE: November 3, 2011	Name: William Lieberman Title: Director

EXHIBIT A

Eugene M Egeberg
Certified Public Accountant
2400 Boston Street, Suite 102
Baltimore, Maryland  21224
(410) 218-1711

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REPORT

To the Stockholders
Renfro Energy, Inc.

We have audited the consolidated accompanying balance sheets of Renfro Energy, Inc. as of December 31, 2010 and 2009, and the related statements of operations and changes in stockholder’s deficit and cash flows for the two years then ended.   These financial statements are the responsibility of the Company management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards required by the Public Company Accounting Oversight Board.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.    An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has few assets and has an accumulated deficit through December 31, 2010.   These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans of reorganization in regards to these matters are described in Note 5.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Renfro Energy, Inc. as of December 31, 2010 and 2009 and the results of its operations and its cash flows for each of the two years then ended in conformity with U.S. generally accepted accounting principles.

/s/Eugene M Egeberg
______________________________
Eugene M Egeberg, CPA
Baltimore, MD
3 November 2011

Renfro Energy LLC
Statement of Operations2010
For the Years Ended December 31, 2010

Revenue:
Gross Revenue	$88,531.68
Less pipeling tarrif	(139.35)
Less severance tax	(3,833.79)

Net Revenues	84,558.54

Operating Expenses:
Payroll and benefits	47,391.47
Parts and supplies	8,206.51
Repairs and maintenance	25,587.27
Chemicals, gas and water	6,968.58
Telephone and utilities	2,298.29
Consulting, insurance and legal	25,571.16
Required workover	4,219.40
Elective workover	-
Road fee and repair	2,673.00
Compressor rental	-
Louisiana Bond	975.11
Ad valorem tax / workers comp	4,369.25
Depletion	4,806.47
Depreciation	17,247.01
Loss (Gain) on disposal of assets	(1,129,289.63)
Administration	-
Total operating expenses	(978,976.11)

General and Administraive Expenses:
Bank service charges	24.00
Contributions	-
Depreciation	-
Dues and subscriptions	1,243.09
Insurance	2,437.16
Interest expense	40,981.02
Lease insurance	-
License and permits	-
Member Payroll	37,400.00
Miscellaneous	240.25
Legal fees	39,188.12
Consulting fees	77,898.74
Telephone	4,148.38
Total General and Administrative Expenses	203,560.76

Net Loss	$859,973.89

Renfro Energy LLC
Balance Sheet
December 31, 2010

Assets:

Cash	502.55

Accounts Receivable	-

Total Current Assets	502.55

Oil and Gas Assets	141,831.57
Accumulated Depletion	(24,903.08)
Net Oil and Gas Assets	116,928.49

Equipment	-
Accumulated Depreciation	-
Net Equipment	-

Total Assets	117,431.04

Liabilities:

Short Term Loans	-
Sovereign Bank Loan	-
SBA Loans	-
Due to Jim Renfro	25,000.00

Outside Working Interest	524,402.21

Equity:

Retained Earnings / Accumulated Deficit	(431,971.17)

Total Liabilities and Equity	117,431.04

Renfro Energy LLC
Balance Sheet
December 31, 2010

Assets:

Cash	502.55

Accounts Receivable	-

Total Current Assets	502.55

Oil and Gas Assets	141,831.57
Accumulated Depletion	(24,903.08)
Net Oil and Gas Assets	116,928.49

Equipment	-
Accumulated Depreciation	-
Net Equipment	-

Total Assets	117,431.04

Liabilities:

Short Term Loans	-
Sovereign Bank Loan	-
SBA Loans	-
Due to Jim Renfro	25,000.00

Outside Working Interest	524,402.21

Equity:

Retained Earnings / Accumulated Deficit	(431,971.17)

Total Liabilities and Equity	117,431.04

Renfro Energy LLC
Balance Sheet
December 31, 2009
Assets:

Cash	15,912.82

Accounts Receivable	64,085.04

Total Current Assets	79,997.86

Oil and Gas Assets	507,699.85
Accumulated Depletion	(328,084.51)
Net Oil and Gas Assets	179,615.34

Equipment	999,454.13
Accumulated Depreciation	(218,627.11)
Net Equipment	780,827.02

Total Assets	1,040,440.22

Liabilities:

Short Term Loans	50,000.00
Sovereign Bank Loan	534,200.00
SBA Loans	2,024,175.53
Due to Jim Renfro	25,000.00

Outside Working Interest	(345,286.38)

Equity:

Retained Earnings / Accumulated Deficit	(1,247,648.93)

Total Liabilities and Equity	1,040,440.22

RENFRO ENERGY LLC
Statements of Cash Flows

	For the Year Ended December 31,
	2010	2009

Cash flows used in operating activities:
Net income (loss)	$859,974	$(639,009)
Adjustments to reconcile net income (loss) to net cash used in operations:
Depletion	4,807	165,828
Depreciation	17,247	95,351
Gain on sale of assets	(1,129,289)
Changes in operating assets and liabilities:
Accounts receivable	64,085	(64,085)
Net cash used in operating activities	(183,176)	(441,915)

Cash flows used in investing activities:
Acquisition of oil and gas assets	-	(239,615)
Purchase of property and equipment	-	(383,228)
Cash received for sale of assets	1,950,750	-
Change in outside working interest	869,688	157,174
Net cash used in investing activities	2,820,438	(465,669)

Cash flows from financing activities:
Proceeds from short term loans	-	50,000
Payments on short term loans	(50,000)	-
Proceeds from bank loans	-	-
Payments on bank loans	(534,200)	(108,000)
Proceeds from SBA loans	-	1,133,164
Payments on SBA loans	(2,024,176)	(12,000)
Advances from members	-	25,000
Distributions to members	(44,296)	(177,630)
Net cash provided by financing activities	(2,652,672)	910,534

Net increase (decrease) in cash	(15,410)	2,950

Cash at beginning of year	15,913	12,963

Cash at end of year	$503	$15,913

Supplemental disclosure of cash flow information:

Cash paid for interest	$40,981	$2,494

Cash paid for taxes	$-	$-

See accompanying notes to financial statements.

RENFRO ENERGY LLC
Statement of Members' Equity (Deficit)
For the years ended December 31, 2009 and 2010

Members'
equity (deficit)

Balance, December 31, 2008	$(431,010)

Distributions to members	(177,630)

Net loss for the year ended December 31, 2009	(639,009)

Balance, December 31, 2009	(1,247,649)

Distributions to members	(44,296)

Net income for the year ended December 31, 2010	859,974

Balance, December 31, 2010	$(431,971)

See accompanying notes to financial statements.

Renfro Energy LLC.
Notes to Financial Statements

NOTE #1  Organization, Nature of Operations and Basis of Presentation

Renfro Energy LLC., a Texas Limited Liability company organized on April 9, 2002 as an independent oil and gas company to acquire oil and gas assets from Louisiana and the surrounding Gulf Coast  area. The Company’s focus is on primary recovery of oil and gas reserves from leases with current oil and gas production, undeveloped proven reserves and significant exploration potential through the use of 3-D Seismic technology.  The company made two acquisitions, the first was the Cameron Meadows Land Company lease in 2002  and the second was the Cameron Parish School Boards lease in 2003.

The Company is a independent operator in the Exploration and Production (E & P) segment of  the oil & gas industry. The Company focused is on the primary recovery of oil and gas leases that have known proven reserves and can have a significant increase in valuation due to behind pipe-recompletions, developed drilling, and exploration drilling through the use of 3-D seismic technology.

Renfro Energy LLC's  initial acquisition in 2002 was the Cameron Meadows Land Company lease, which is located in Cameron Parish, Louisiana and consists of a 640 acre section with current oil and gas production and significant recompletion and development drilling opportunities.  This lease was sold in March of 2010 for $2.7 Million dollars. Renfro Energy LLC, through an affiliated company, Petroleum Capital, L.C., operated this lease from its acquisition until sold.

 Renfro Energy LLC second acquisition was the Cameron Parish School Board lease, which is located in Cameron Parish, Louisiana and consists of an enlarged 880 acre section with current oil and gas production and significant recompletion and development drilling opportunities. This lease is currently still owned by Renfro Energy LLC and is operated by an affiliated company, Cameron Parish Pipelines, LLC.

NOTE #2  Significant Accounting Policies

The significant  accounting  policies followed by the Company in preparing its consolidated  financial statements are set forth in Note (2) The Company has made no significant changes to these policies during  2009-2010.

A.          The Company uses the accrual method of accounting.

B.           Revenues and directly related expenses are recognized in the period that they are earned or sold.

C.           The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents.  The Company currently has no cash equivalents.

D.           Inventories:  Inventories are stated at the lower of cost, determined by the FIFO method or market.

F.
Depreciation and depletion:  The cost of property and equipment is depreciatedover the estimated useful lives of the related Renfro Energy LLC, assets.  The cost of leasehold improvements is amortized over the lesser of the length of the lease of the related assets of theestimated lives of the assets.  Depreciation and amortization is computed on the straight-line method.   The cost of depletion is based on Cost Depletion method.

G.
Estimates:  The preparation of the financial statements inconformity with generally accepted accounting Principles requires management to make estimates and Renfro Energy LLC that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

H.
Impairment of Long-Lived Assets:  In accordance with Statement 144,long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

Goodwill and intangible assets that have indefinite useful lives are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the assets fair value. For goodwill, the impairment determination is made at the reporting unit level and consists of two steps. First, the Company determines the fair value of a reporting unit and compares it to its carrying amount.

Second, if the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized for any excess of the carrying amount of the reporting units goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in accordance with FASB Statement No. 141, Business Combinations. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

J.
Accounts receivable are recorded at the invoiced amount and do not bear interest.  Amounts collected on accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The allowance for doubtful accounts is the Companys best estimate of the amount of probable credit losses in the Companys existing accounts receivable.  The Company determines the allowance based on historical write-off experience by industry and national economic data.  Past due balances over 90 days and over a specified amount are reviewed individually for collectibility.

K.
Principles of Consolidation. The consolidated financialstatements include our accounts and those of our wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

NOTE #3  Income Taxes

Renfro Energy LLC., has adopted SFAS 109 to account for income taxes.  Renfro Energy LLC, currently has no issues that create timing differences that would mandate deferred tax expense.  Net operating losses would create possible tax assets in future years.  Due to the uncertainty as to the utilization of net operating loss carry forwards an evaluation allowance has been made to the extent of any tax benefit that net-operating losses may generate.  Subsequent to the report Renfro Energy LLC, had a change in officers and a change in control. When control of an entity changes net operating losses generally can be used only by the taxpayer (Officers) who sustained the losses.  There can be no assurance that the net operating losses sustained before the change in control will be available for future benefits.

Renfro Energy LLC, has incurred losses that can be carried forward to offset future earnings if conditions of the Internal Revenue Codes are met. These losses are as follows:

Year of Loss	Amount	Expiration Date
2001-2010	$202,553	2028

Current Tax Asset Value of Net Operating Loss Carry forwards At Current
Prevailing Federal Tax Rate (33.9%)	$66,842
Evaluation Allowance (33.9%)	$66,842
Net Tax Asset $	-0-
Current Income Tax Expense	-0-
Deferred Income Tax Benefit	0

Note #4
Plant Property and Equipment

Property and equipment:

Property and equipment are recorded at cost.  Depreciation of property and equipment is provided utilizing both straight line and accelerated methods over the estimated useful lives of the respective assets.
The costs of maintenance and repairs are charged to operations as incurred.

 The estimated use full lives of property and equipment are as follows:

Equipment	7
Furniture	7
Computers	5
Computer software	5
Motor vehicle	5
Leasehold improvements	39

Note #5 Business Reorganization

Sale of Cameron Meadows Land Company Lease

From 2005 to 2010, the landowner upon which Renfro Energy, LLC’s Cameron Meadows Land Company lease was located had approached Renfro Energy LLC about selling the Cameron Meadows Land Company Lease.  Renfro Energy LLC felt that Cameron Meadows Land company lease had significant potential,  but decided the focus was to provide a more stable financial base and to develop the second acquisition in 2003, the Cameron Parish School Board lease.   In 2010 after several months of negotiations, Renfro Energy LLC agreed to sell the Cameron Meadows Land Company lease for $2,700,000 (Two Million, Seven Hundred thousand dollars). At this time Renfro Energy sold two additional related pipelines to the same landowner for $300,000 ( Three Hundred Thousand dollars).  The combined sales including the Cameron Meadows Land Company lease and the pipelines  closed on March 15, 2010 for $3,000,000 (3 Million dollars).

Effective September 7, 2011, Renfro Energy LLC, a Texas Limited Liability corporation (the Company) entered into an Agreement to sell  100% of the membership interests in Renfro Energy LLC, to Fox Petroleum Inc. a Nevada publicly traded corporation.  Fox Petroleum Inc, acquired Renfro Energy LLC, and Cameron Parish Pipelines LLC, which includes the Cameron Parish School Board lease, for a purchase price of $300,000 (three- hundred thousand dollars) upon completion of the PCAOB audit of both firms.

Upon closing, Fox Petroleum Inc will acquire Renfro Energy LLC, as a fully working subsidiary.  Mr. James R. Renfro  holds 99% of the Membership interests of Renfro Energy LLC and 1% of Renfro Energy LLC, is owned by Renfro Energy Holdings Inc.  Mr. James R. Renfro is the only shareholder of Renfro Energy Holdings Inc.

Effective August 31, 2011 Mr. James Renfro became President of Fox Petroleum Inc.

EXHIBIT B

Eugene M Egeberg
Certified Public Accountant
2400 Boston Street, Suite 102
Baltimore, Maryland  21224
(410) 218-1711

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REPORT

To the Stockholders
Cameron Parish Pipelines, LLC

We have audited the consolidated accompanying balance sheets of Cameron Parish Pipelines, LLC. as of December 31, 2010 and 2009, and the related statements of operations and changes in stockholder’s deficit and cash flows for the two years then ended.   These financial statements are the responsibility of the Company management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards required by the Public Company Accounting Oversight Board.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.    An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no assets or revenue for the year ended December 31, 2010 and these conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to reorganization are described in Note 5.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cameron Parish Pipelines, LLC. as of December 31, 2010 and 2009 and the results of its operations and its cash flows for each of the two years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Eugene M Egeberg
Eugene M Egeberg, CPA Baltimore, MD 3 November 2011

  Cameron Parish Pipelines, LLC
Statement of Operations
For the Years Ended December 31, 2010 and 2009

Revenues:
Oil % Gas Transportation Tarrif	4,113.70	-

Cost of Revenue:
Lease Operating Expense	300.00	-

Gross Profit	3,813.70	-

Expenses:
Depreciation	4,427.00	743.00
License and Fees	-	-
Management Fee	-	64.98
Legal and Accounting	-	-

Total Expenses	4,427.00	807.98

Other Income:
Gain on Sale of Assets	-	234,042.00

Net Income (Loss)	(613.30)	233,234.02

Cameron Parish Pipelines, LLC
Balance Sheet
December 31, 2010 and 2009

	2009	2010

Cash	64.98	-

Pipelines	88,538.00	-
Accumulated Depreciation	(21,837.00)	-
	66,701.00	-

Total Assets	66,765.98	-

Partner Distributions	(36,100.00)	(336,100.00)
Retained earnings	102,865.98	336,100.00

Total Equity	66,765.98	-

Cameron Parish Pipelines, LLC
Statement of Members' Equity (Deficit)
For the years ended December 31, 2009 and 2010

Members'
equity (deficit)

Balance, December 31, 2008	$71,479

Distributions to members	(4,100)

Net loss for the year ended December 31, 2009	(613)

Balance, December 31, 2009	66,766

Distributions to members	(300,000)

Net income for the year ended December 31, 2010	233,234

Balance, December 31, 2010	$-

See accompanying notes to financial statements.

Cameron Parish Pipelines, LLC
Statements of Cash Flows

	For the Year Ended December 31,
	2010	2009

Cash flows used in operating activities:
Net income (loss)	$233,234	$(613)
Adjustments to reconcile net income (loss) to net cash used in operations:
Depreciation	743	4,427
Gain on sale of assets	(234,042)
Net cash provided by (used in) operating activities	(65)	3,814

Cash flows used in investing activities:
Cash received for sale of assets	300,000	-
Net cash used in investing activities	300,000	-

Cash flows from financing activities:
Distributions to members	(300,000)	(4,100)
Net cash provided by financing activities	(300,000)	(4,100)

Net increase (decrease) in cash	(65)	(286)

Cash at beginning of year	65	351

Cash at end of year	$-	$65

Supplemental disclosure of cash flow information:

Cash paid for interest	$-	$-

Cash paid for taxes	$-	$-

See accompanying notes to financial statements.

CAMERON PARISH PIPLINES LLC

Notes to Financial Statements

NOTE #1  Organization, Nature of Operations and Basis of Presentation

Cameron Parish Pipelines LLC, a Texas Limited Liability company organized on March 24, 2004 is an asset holding company formed solely to house the acquisition of two pipelines located in Cameron Parish, Louisiana.  These two pipelines were purchased in 2004 and were utilized to transport oil and natural gas from producing wells located on Renfro Energy LLC’s Cameron Parish oil and gas leases.  The pipelines were sold in March 2010 for $300,000 and Cameron Paris Pipelines LLC remained dormant until September 2011 when it became the operator of record in Louisiana for Renfro Energy LLC’s wells located on the Cameron Parish School Board lease.

NOTE #2  Significant Accounting Policies

The significant  accounting  policies followed by the Company in preparing its consolidated  financial statements are set forth in Note (2) . The Company has made no significant changes to these policies during  2009-2010.

A.	The Company uses the accrual method of accounting.

B.	Revenues and directly related expenses are recognized in the

C.	The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D.	Inventories: Inventories are stated at the lower of cost, determined by the FIFO method or market.

F.
Depreciation and depletion:  The cost of property and equipment is depreciated over the estimated useful lives of the related Cameron Parish Pipelines LLC, assets.  The cost of leasehold improvements is amortized over the lesser of the length of the lease of the related assets of the estimated lives of the assets.  Depreciation and amortization is computed on the straight-line method.   The cost of depletion is based on Cost Depletion method.

G.
Estimates:  The preparation of the financial statements in conformity with generally accepted accounting Principles requires management to make estimates and Cameron Parish Pipelines LLC that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

H.
Impairment of Long-Lived Assets:  In accordance with Statement 144, long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

I.
Goodwill and intangible assets that have indefinite useful lives aretested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the assets fair value. For goodwill, the impairment determination is made at the reporting unit level and consists of two steps. First, the Company determines the fair value of a reporting unit and compares it to its carrying amount.

Second, if the carrying amount of a reporting unit exceeds its fairvalue, an impairment loss is recognized for any excess of the carrying amount of the reporting units goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in accordance with FASB Statement No. 141, Business Combinations. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

J.
Accounts receivable are recorded at the invoiced amountand do not bear interest.  Amounts collected on accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The allowance for doubtful accounts is the Companys best estimate of the amount of probable credit losses in the Companys existing accounts receivable.  The Company determines the allowance based on historical write-off experience by industry and national economic data.  Past due balances over 90 days and over a specified amount are reviewed individually for collectibility.

K.
Principles of Consolidation. The consolidated financialstatements include our accounts and those of our wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

NOTE #3  Income Taxes

Cameron Parish Pipelines, LLC, has adopted SFAS 109 to account for income taxes.  Cameron Parish Pipelines LLC, currently has no issues that create timing differences that would mandate deferred tax expense.  Net operating losses would create possible tax assets in future years.  Due to the uncertainty as to the utilization of net operating loss carry forwards an evaluation allowance has been made to the extent of any tax benefit that net-operating losses may generate.  Subsequent to the report Cameron Parish Pipelines, LLC, had a change in officers and a change in control. When control of an entity changes net operating losses generally can be used only by the taxpayer (Officers) who sustained the losses.  There can be no assurance that the net operating losses sustained before the change in control will be available for future benefits.

Cameron Parish Pipelines distributes all income to its Partners and therefore, incurs no tax liability.

Note #4
Plant Property and Equipment

Property and equipment:

Property and equipment are recorded at cost.
Depreciation of property and equipment is provided  utilizing both straight line and accelerated methods over  the estimated useful lives of the respective assets.

The costs of maintenance and repairs are charged to
operations as incurred.

The estimated use full lives of property and equipment are as follows:

Equipment	7
Furniture	7
Computers	5
Computer software	5
Motor vehicle	5
Leasehold improvements	39

Note #5 Business Reorganization

Effective September 7, 2011, Cameron Parish Pipelines LLC, a Texas Limited Liability corporation (the Company) entered into an Agreement to sell  100% of the membership interests in Cameron Parish Pipelines LLC, to Fox Petroleum Inc. a Nevada publicly traded corporation.  Fox Petroleum Inc, acquired Cameron Parish Pipelines LLC and Renfro Energy LLC,  for a purchase price of $300,000 (Three-hundred thousand dollars) upon completion of the PCAOB audit of both firms.

Upon closing, Fox Petroleum Inc. will acquire Cameron Parish Pipelines LLC, as a fully working subsidiary.  Mr. James R. Renfro  holds 99% of the Membership interests of Cameron Parish Pipelines LLC and 1% Cameron Parish Pipelines LLC, is owned by Renfro Energy Holdings Inc.  Mr. James R. Renfro is the only shareholder of Renfro Energy Holdings Inc.

Effective August 31, 2011 Mr. James Renfro became President of Fox Petroleum Inc.